UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                       October 5, 2005

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                 Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                  99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

      5565 Red Bird Center Drive, Suite 150, Dallas, Texas                                       75237
          (Address of Principal Executive Offices)                                                     (Zip Code)

                                                             (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities.

During the period from September 19, 2005, through October 5, 2005 (any issuances previously disclosed by the Company on Form 8-K or Form 10-QSB are not repeated herein), the Company issued the following shares of its common stock, $.001 par value per share ("Common Stock") without registration under the Securities Act of 1933, as amended (the "Securities Act") (dollars and shares are in thousands, except for total outstanding shares):

1.         the Company issued an aggregate of 913 shares of Common Stock to six holders of warrants who exercised such warrants at exercise prices ranging from $.01 to $2.90 per share, as shown in the following table:

Range of
Exercise	Number of
Prices	Shares

$0.01 - $0.95	103
$1.25 - $1.88	505
$2.25 - $2.90	305
913

2.         the Company issued an aggregate of 106 shares of Common Stock to the holder of a stock option that was granted under one of the Company's stock option plans, which holder exercised such stock option at an exercise price of $1.42 per share;

3.         the Company issued 333 shares of Common Stock upon the conversion of 20 shares of the Company's Series B Preferred Stock by the holder of such shares at a conversion price of $1.50 per share; and

4.         the Company issued 175 shares of Common Stock to a consultant in connection with certain acquisition-related services, with such stock valued at $625 for accounting purposes.

            The above issuances were unregistered, as the Company was relying on the exemptions from registration contained in Section 4(2) of the Securities Act, and Regulation D promulgated thereunder, on the basis that such transactions did not involve public offerings of securities.

Including the issuances described above, the Company had 28,259,475 shares of Common Stock outstanding as of October 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.
                                                                        (Registrant)

                                                                        By:   /s/ Rick J. O'Brien
                                                                                    Rick J. O'Brien
Dated:  October 12, 2005                                            Chief Financial Officer